SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                           -----------------------


                                  FORM 8-K



            Current Report Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                        Date of Report:  May 22, 1996

                       Commission file number 1-11700




                          HEMAGEN DIAGNOSTICS, INC.
           (Exact name of registrant as specified in its charter)




              Delaware                               04-2869857
  (State or other jurisdiction of       (I.R.S. Employer Identification No.)
   incorporation or organization)

34-40 Bear Hill Road, Waltham, Massachusetts             02154
(Address of principal executive offices)              (Zip Code)

     Registrant's telephone number, including area code:  (617) 890-3766



                            ____________________

                          HEMAGEN DIAGNOSTICS, INC.


                              Table of Contents

                                  FORM 8-K

                                May 22, 1996



Item
- ----

Item 4.  Change in Registrant's Certifying Accountants .........    1

Signature ......................................................    2



Item 4.  Change in Registrant's Certifying Accountant
         --------------------------------------------

      On May 20, 1996, the Board of Directors of Hemagen Diagnostics, Inc. (the "Company") approved the engagement of BDO Seidman, 40 Broad Street, Suite 500, Boston, Massachusetts 02109-4307 as the independent auditor for the Company.


                          HEMAGEN DIAGNOSTICS, INC.

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       HEMAGEN DIAGNOSTICS, INC.



                                       By: /s/ Carl Franzblau, Ph.D.
                                           -------------------------------
                                           Carl Franzblau, Ph.D.
                                           President

Date:  May 22, 1996